PUT NOTICE/COMPLIANCE CERTIFICATE
                        WORDWIDE WIRELESS NETWORKS, INC.

     The undersigned hereby certifies, with respect to shares of Common Stock of Wordwide Wireless Networks, Inc. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement dated as of June ___, 2000 (the "Agreement"), as follows:

1.     The  undersigned  is  the  duly  appointed  President  of  the  Company.

2. The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in Section 4.5 of the Agreement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the date of this Put Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4.     The  Investment  Amount  is  $___________.

5.     The  Threshold  Price  per  share  is  $  ___________.

The  undersigned has executed this Certificate this ____ day of ________, _____.


                                    WORDWIDE  WIRELESS  NETWORKS,  INC.


                                    ____________________
                                    President


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